                                             CataPULSE INC.
                                  STAND-ALONE STOCK OPTION AGREEMENT

I. NOTICE OF STOCK OPTION GRANT
Paul D. Levy
Address:

You have been granted a Nonstatutory Stock Option to purchase shares (the "Shares") of Common Stock of the Company, subject to the terms and conditions of this Agreement, as follows:
Date of Grant   December 6, 1999
Vesting Commencement Date       December 6, 1999
Exercise Price per Share        $0.03
Total Number of Shares Granted  21,111,111
Total Exercise Price    $633,333.33
Term/Expiration Date:   December 6, 2009
Vesting Schedule:
This Option shall vest and may be exercised (in accordance with
Section 3), in whole or in part, in accordance with the following schedule:
1/48th of the Shares (439,814.8125 Shares) subject to the Option shall vest each month after the Vesting Commencement Date, so that the
Option shall be fully vested four (4) years from the Date of Grant, subject to the Optionee continuing to be a Service Provider on such dates.
All of the remaining Shares subject to the Option shall vest immediately prior to the closing of a change of control.  A "change of control" shall mean a merger or consolidation of the Company with or into another corporation, entity or person (where the stockholders of the Company immediately prior to such merger or consolidation hold less than 50% of the capital stock of the surviving corporation immediately following the merger or consolidation), or the sale of all or substantially all of the Company's assets to another corporation, entity or person.  In addition, all of the remaining Shares subject to the Option shall vest if Optionee is not elected as a member of the
Company's Board of Directors, is removed (other than for cause) from the Board of Directors or is not reelected to the Board of Directors, unless, in either event, Optionee has voluntarily resigned as an employee of the Company; provided, however that a voluntary resignation from the Board of Directors by Optionee or Optionee's voluntary election to not stand for election to the Board of Directors shall not cause the remaining Shares subject to the Option to vest.
Termination Period
This Option may be exercised, to the extent it is then vested, within three (3) months after Optionee ceases to be a Service Provider in accordance with Section 8 of this Agreement.  Upon the death or
Disability of the Optionee, this Option may be exercised, to the extent it is then vested, within twelve (12) months after the Optionee ceases to be a Service Provider in accordance with Sections 9 and 10 of this
Agreement.  In no event shall this Option be exercised later than the
Term/Expiration Date provided.
II. AGREEMENT
1. Definitions.  As used herein, the following definitions
shall apply:
(a) "Agreement" means this stock option agreement between
the Company and Optionee evidencing the terms and conditions of this
Option.
(b) "Applicable Laws" means the requirements relating to
the administration of stock options under U.S. state corporate laws,
U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.
(c) "Board" means the Board of Directors of the Company
or any committee of the Board that has been designated by the Board to administer this Agreement.
(d) "Code" means the Internal Revenue Code of 1986, as
amended.
(e) "Common Stock" means the common stock of the Company.
(f) "Company" means CataPULSE Inc., a Delaware
corporation.
(g) "Consultant" means any person, including an advisor,
engaged by the Company or a Parent or Subsidiary to render services to such entity.
(h) "Director" means a member of the Board.
(i) "Disability" means total and permanent disability as
defined in Section 22(e)(3) of the Code.
(j) "Employee" means any person, including Officers and
Directors, employed by the Company or any Parent or Subsidiary of the
Company.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii)
transfers between locations of the Company or between the Company, its
Parent, any Subsidiary, or any successor.
(k) "Exchange Act" means the Securities Exchange Act of
1934, as amended.
(l) "Fair Market Value" means, as of any date, the value
of Common Stock determined as follows:
(i) If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap
Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall
Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its
Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or
(iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.
(m) "Nonstatutory Stock Option" means an Option not
intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code and the regulations promulgated thereunder.
(n) "Notice of Grant" means the written notice, in Part I
of this Agreement, evidencing certain the terms and conditions of this
Option.  The Notice of Grant is part of the Agreement.
(o) "Officer" means a person who is an officer of the
Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(p) "Option" means this stock option.
(q) "Optioned Stock" means the Common Stock subject to
this Option.
(r) "Optionee" means the person named in the Notice of
Grant or such person's successor.
(s) "Parent" means a "parent corporation," whether now or
hereafter existing, as defined in Section 424(e) of the Code.
(t) "Service Provider" means an individual that serves as
either an Employee, Director or Consultant (as requested by the
Company) for at least twenty-five (25) percent of such individual's time.
(u) "Share" means a share of the Common Stock, as
adjusted in accordance with Section 11 of this Agreement.
(v) "Subsidiary" means a "subsidiary corporation",
whether now or hereafter existing, as defined in Section 424(f) of the
Code.
2. Grant of Option.  The Board hereby grants to the Optionee named in the Notice of Grant, attached as Part I of this Agreement, the
Option to purchase the number of Shares, as set forth in the Notice of
Grant, at the exercise price per share set forth in the Notice of Grant
(the "Exercise Price"), subject to the terms and conditions of this
Agreement.
3. Exercise of Option.
(a) Right to Exercise.
(i) Subject to subsections 3(a)(ii) and 3(a)(iii)
below, this Option shall be exercisable cumulatively according to the
Vesting Schedule set forth in the Notice of Grant.  Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at any time as to Shares that have not yet vested.  For purposes of this Agreement, Shares subject to the Option shall vest based on continued employment of Optionee continuing to be a Service
Provider with the Company.  Vested Shares shall not be subject to the
Company's repurchase right (as set forth in the Restricted Stock
Purchase Agreement, attached hereto as Exhibit C-1).
(ii) As a condition to exercising this Option for
unvested Shares, the Optionee shall execute the Restricted Stock
Purchase Agreement.
(iii) This Option may not be exercised for a fraction
of a Share.
(b) Method of Exercise.  This Option is exercisable by
delivery of an exercise notice, in the form attached as Exhibit A (the
"Exercise Notice"), which shall state the election to exercise the
Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the
Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.
(c) Legal Compliance.  No Shares shall be issued pursuant
to the exercise of this Option unless such issuance and exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such
Exercised Shares.
(d) Buyout Provisions.  The Board may at any time offer
to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Board shall establish and communicate to the Optionee at the time that such offer is made.
4. Optionee's Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment
Representation Statement in the form attached hereto as Exhibit B.
5. Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
(a) cash or check;
(b) consideration received by the Company under a
cashless exercise program implemented by the Company; or
(c) surrender of other Shares which (i) in the case of
Shares acquired upon exercise of an option, have been owned by the
Optionee for more than six (6) months on the date of surrender, and
(ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.
(d) delivery of Optionee's promissory note (the "Note")
in the form attached hereto as Exhibit E, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit D.  The Note shall bear interest at the
"applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.
6. Non-Transferability of Option.  This Option may not be
transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of
Optionee only by the Optionee.  The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
7. Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.
8. Termination of Relationship as a Service Provider.  If the
Optionee ceases to be a Service Provider (other than for death or
Disability), this Option may be exercised for a period of three (3)
months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant)
to the extent that the Option is vested on the date of such
termination.  To the extent that the Optionee does not exercise this
Option within the time specified herein, the Option shall terminate.
9. Disability of Optionee.  If the Optionee ceases to be a
Service Provider as a result of the Optionee's Disability, this Option may be exercised for a period of twelve (12) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the
Option is vested on the date of such termination.  To the extent that
Optionee does not exercise this Option within the time specified herein, the Option shall terminate.
10. Death of Optionee.  If the Optionee dies while a Service
Provider, the Option may be exercised at any time within twelve (12)
months following the date of death (but in no event later than the expiration date of this Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the
Option is vested on the date of death.  If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.
11. Adjustments Upon Changes in Capitalization, Dissolution,
Merger or Asset Sale.
(a) Changes in Capitalization.  Subject to any required
action by the stockholders of the Company, the number of shares of
Common Stock covered by this Option, as well as the price per share of
Common Stock covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common
Stock effected without receipt of consideration by the Company;
provided, however, that conversion of any convertible securities of the
Company shall not be deemed to have been "effected without receipt of consideration."  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common
Stock subject to this Option.
(b) Dissolution or Liquidation.  In the event of the
proposed dissolution or liquidation of the Company, the Board shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction.  The Board in its discretion may provide for the Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned
Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. The Board may permit the Option to be exercised contingent upon this transaction. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.
12. Lock-Up Period.  Optionee agrees, in connection with the
Company's initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration)
without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for up to one hundred eighty (180) days from the effective date of such registration and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.
13. Notices.  Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Company at its then current principal executive office or to such other address as the
Company may hereafter designate to the Optionee by notice as provided in this Section.  Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath his signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein.  A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.
14. Tax Consequences.  Some of the federal tax consequences
relating to this Option, as of the date of this Option, are set forth below.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND
REGULATIONS ARE SUBJECT TO CHANGE.  THE OPTIONEE SHOULD CONSULT A TAX
ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
(a) Exercising the Option.  The Optionee may incur
regular federal income tax liability upon exercise of a Nonstatutory
Stock Option (an "NSO").  The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates)
equal to the excess, if any, of the Fair Market Value of the Exercised
Shares on the date of exercise over their aggregate Exercise Price.  If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from
Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver
Shares if such withholding amounts are not delivered at the time of exercise.
(b) Disposition of Shares.  If the Optionee holds NSO
Shares for at least one year, any gain realized on disposition of the
Shares will be treated as long-term capital gain for federal income tax purposes.
(c) Section 83(b) Election for Unvested Shares Purchased
Pursuant to Options.  With respect to the exercise of this Option for unvested Shares, an election may be filed by the Optionee with the
Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair
Market Value on the date of purchase.  This will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the Fair Market Value of the Shares, at the time the Option is exercised over the purchase price for the
Shares.  Absent such an election, taxable income will be measured and recognized by Optionee at the time or times on which the Company's repurchase option lapses.  Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code.  A form of Election under
Section 83(b) is attached hereto as Exhibit C-5 for reference.
15. Entire Agreement; Governing Law.  This Agreement
constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the
Optionee's interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of California
16. NO GUARANTEE OF CONTINUED SERVICE.  OPTIONEE ACKNOWLEDGES
AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE
HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL
OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED
AN OPTION OR PURCHASING SHARES HEREUNDER).  OPTIONEE FURTHER
ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS
CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT
CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A
SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND
SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO
TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME,
WITH OR WITHOUT CAUSE.
By your signature and the signature of the Company's
representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this
Agreement.  Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.
Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Agreement.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                CATAPULSE INC.
/s/ Paul D. Levy       /s/ Michael T. Devlin
Signature

Paul D. Levy            Michael T. Devlin
Print Name

Residence Address

CONSENT OF SPOUSE
The undersigned spouse of Optionee has read and hereby approves the terms and conditions of this Agreement.  In consideration of the
Company's granting his or her spouse the right to purchase Shares as set forth in this Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of this Agreement and further agrees that any community property interest shall be similarly bound.  The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under this Agreement.
/s/ Cindy C. Levy
Spouse of Optionee

EXHIBIT A
CATAPULSE INC.
EXERCISE NOTICE

CataPULSE Inc.
18880 Homestead Road
Cupertino, CA  95014
Attention:

1. Exercise of Option.  Effective as of today, December ___,
1999, the undersigned ("Purchaser") hereby elects to purchase
21,111,111 shares (the "Shares") of the Common Stock of CataPULSE Inc.
(the "Company") under and pursuant to the Stand-Alone Stock Option
Agreement dated December 6, 1999 (the "Option Agreement").  The purchase price for the Shares shall be $0.03, as required by the Option
Agreement.
2. Delivery of Payment.  Purchaser herewith delivers to the
Company the full purchase price for the Shares.
3. Representations of Purchaser.  Purchaser acknowledges that
Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.
4. Rights as Shareholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 11 of the
Option Agreement.
5. Tax Consultation.  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that
Purchaser is not relying on the Company for any tax advice.
6. Restrictive Legends and Stop-Transfer Orders.
(a) Legends.  Optionee understands and agrees that the
Company shall cause the legends set forth below or legends substan-
tially equivalent thereto, to be placed upon any certificate(s)
evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE
OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR
HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR,
IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE
ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER,
PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A 180-DAY
MARKET STANDOFF PROVISION, AS SET FORTH IN THE EXERCISE
NOTICE AND THE STAND-ALONE OPTION AGREEMENT BETWEEN THE
ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, COPIES OF
WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE
ISSUER.  SUCH TRANSFER RESTRICTIONS ARE BINDING ON
TRANSFEREES OF THESE SHARES.
(b) Stop-Transfer Notices.  Optionee agrees that, in
order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c) Refusal to Transfer.  The Company shall not be
required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this
Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d) Successors and Assigns.  The Company may assign any
of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon
Optionee and his or her heirs, executors, administrators, successors and assigns.
7. Arbitration. Any dispute or controversy arising out of,
relating to, or concerning any interpretation, construction, performance or breach of this agreement, shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the rules then in effect of the American Arbitration Association.
The arbitrator may grant injunctions or other relief in such dispute or controversy.  The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration.  Judgment may be entered on the arbitrator's decision in any court having jurisdiction.  The
Company and Purchaser shall each pay one-half of the costs and expenses of such arbitration, and each of us shall separately pay our counsel fees and expenses.
8. Entire Agreement; Governing Law.  The Option Agreement is
incorporated herein by reference.  This Agreement, and the Option
Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the
Purchaser's interest except by means of a writing signed by the Company and Purchaser.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.
Submitted by:                                           Accepted by:
OPTIONEE                CATAPULSE INC.
/s/ Paul D. Levy        /s/ Michael T. Devlin
Signature               Michael T. Devlin

Paul D. Levy
Print Name

Address
                18880 Homestead Road
                Cupertino, CA  95014

                                             Date Received: December 6,1999

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:       Paul D. Levy
COMPANY:        CATAPULSE INC.
SECURITY:       COMMON STOCK
AMOUNT: 21,111,111 Shares
DATE:           December 6, 1999

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:
(a) Optionee is aware of the Company's business affairs
and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").
(b) Optionee acknowledges and understands that the
Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.
Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.
(c) Optionee is familiar with the provisions of Rule 701
and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities"
acquired, directly or indirectly from the issuer thereof, in a non-
public offering subject to the satisfaction of certain conditions.
Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the
Company becomes subject to the reporting requirements of Section 13 or
15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of
Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a
Form 144, if applicable.
                In the event that the Company does not qualify under
Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of
Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the
Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
(d) Optionee further understands that in the event all of
the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the
Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to
Rules 144 or 701 will have a substantial burden of proof in
establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                                Signature of Optionee:
                                                /s/ Paul D. Levy

                                                Date: December 6, 1999

EXHIBIT C-1
CATAPULSE INC.
RESTRICTED STOCK PURCHASE AGREEMENT
THIS AGREEMENT is made between Michael T. Devlin (the
"Purchaser") and CataPULSE Inc. (the "Company") as of December 6,
1999.
RECITALS
A.      Pursuant to the exercise of the stock option granted to
Purchaser under the Stand-Alone Stock Option Agreement (the "Option
Agreement") dated December 6, 1999 by and between the Company and
Purchaser, which such Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase 21,111,111 of those shares which have not become vested under the vesting schedule set forth in the Option Agreement ("Unvested Shares").  The Unvested Shares and the
shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the "Shares."
B.      As required by the Option Agreement, as a condition to
Purchaser's election to exercise the Option, Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.
1. Repurchase Option.
(a) If Purchaser's status as a Service Provider is
terminated for any reason, including for cause, death, and disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all of the
Purchaser's Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the "Repurchase Option").
(b) Upon the occurrence of a termination, the Company may
exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal
representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office.  At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the
Unvested Shares, and the Company shall deliver the purchase price therefor.
(c) At its option, the Company may elect to make payment
for the Unvested Shares to a bank selected by the Company.  The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company's office.
(d) If the Company does not elect to exercise the
Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.
(e) The Repurchase Option shall terminate in accordance
with the Vesting Schedule in Optionee's Option Agreement.
2. Transferability of the Shares; Escrow.
(a) Purchaser hereby authorizes and directs the Secretary
of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.
(b) To insure the availability for delivery of
Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the
Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the
Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this
Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2.  The Unvested
Shares and stock assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser
attached as Exhibit C-3 hereto, until the Company exercises its purchase right as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect.
As a further condition to the Company's obligations under this
Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit
C-4.  Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this
Agreement.
(c) The Company, or its designee, shall not be liable for
any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.
(d) Transfer or sale of the Shares is subject to
restrictions on transfer imposed by any applicable state and federal securities laws.  Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.
3. Ownership, Voting Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.
4. Legends.  The share certificate evidencing the Shares
issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE
AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE
STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY
OF THE COMPANY.
5. Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.
6. Notices.  Notices required hereunder shall be given in
person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.
7. Survival of Terms.  This Agreement shall apply to and bind
Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.
8. Section 83(b) Election.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an option for Unvested Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase.  This will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised over the purchase price for the Shares.  Absent such an election, taxable income will be measured and recognized by Purchaser at the time or times on which the
Company's Repurchase Option lapses.  Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the
Election under Section 83(b) of the Code.  A form of Election under
Section 83(b) is attached hereto as Exhibit C-5 for reference.
        PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE
RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER
SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS
REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.
9. Representations.  Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.
Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
10. Governing Law.  This Agreement shall be governed by the
internal substantive laws, but not the choice of law rules, of
California.
Purchaser represents that he or she has read this Agreement
and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or
interpretations of the Board upon any questions arising under this
Agreement.
IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                        CATAPULSE INC.
                        /s/ Michael T. Devlin
                        Michael T. Devlin

                        PURCHASER
                        /s/ Paul D. Levy
                        Signature
                        Paul D. Levy
                        Printed Name

                        Soc. Sec. No.
                        Address:

EXHIBIT C-2
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto CataPULSE Inc. (__________) shares of the
Common Stock of CataPULSE Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
This Stock Assignment may be used only in accordance with the
Restricted Stock Purchase Agreement between CataPULSE Inc. and the undersigned dated ______________, ____.

Dated: _______________, ____
                                Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT C-3
JOINT ESCROW INSTRUCTIONS
December 6, 1999
Corporate Assistant Secretary
CataPULSE Inc.
18880 Homestead Road
Cupertino, CA  95014
Attention:  Michael Charney
Dear Michael:
As Escrow Agent for both CataPULSE Inc. (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase
Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:
1. In the event the Company and/or any assignee of the Company
(referred to collectively for convenience herein as the "Company")
exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the
Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
2. At the closing, you are directed (a) to date the stock
assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.
3. Purchaser irrevocably authorizes the Company to deposit
with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the
Company while the stock is held by you.
4. Upon written request of the Purchaser, but no more than
once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the
Company's repurchase option.  Within 120 days after cessation of
Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the
Company or its assignees pursuant to exercise of the Company's repurchase option.
5. If at the time of termination of this escrow you should
have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.
6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
7. You shall be obligated only for the performance of such
duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
8. You are hereby expressly authorized to disregard any and
all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
9. You shall not be liable in any respect on account of the
identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
10. You shall not be liable for the outlawing of any rights
under the Statute of Limitations with respect to these Joint Escrow
Instructions or any documents deposited with you.
11. You shall be entitled to employ such legal counsel and
other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.
12. Your responsibilities as Escrow Agent hereunder shall
terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow
Agent.
13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.
        COMPANY:                CataPULSE Inc.
18880 Homestead Road
Cupertino, CA  95014
                                Attention:  Paul D. Levy
        PURCHASER:      Paul D. Levy

        ESCROW AGENT:   Corporate Assistant Secretary
                                CataPULSE Inc.
18880 Homestead Road
Cupertino, CA  95014
                                Attention:  Michael Charney
16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions;
you do not become a party to the Agreement.
17. This instrument shall be binding upon and inure to the
benefit of the parties hereto, and their respective successors and permitted assigns.
18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of
California.
                        CATAPULSE INC.
                       /s/ Michael T. Devlin
                        Michael T. Devlin
                        Chief Executive Officer
                        PURCHASER
                       /s/ Paul D. Levy
                        Signature
                        Paul D. Levy
                        Typed or Printed Name
                        ESCROW AGENT
                       /s/ Michael Charney
                        Corporate Assistant Secretary

EXHIBIT C-4
CONSENT OF SPOUSE
        I, Cindy C. Levy, spouse of Michael T. Devlin, have read
and approve the foregoing Agreement.  In consideration of granting of the right to my spouse to purchase shares of Common Stock of CataPULSE
Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the
Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.
Dated: December 6, 1999
                                                   /s/ Cindy C. Levy
                                                        Signature

EXHIBIT C-5
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

                                                Taxpayer
The undersigned spouse of taxpayer joins in this election.
Dated: December 20, 1999
Cindy C. Levy
                                                Spouse of Taxpayer

EXHIBIT D
SECURITY AGREEMENT
This Security Agreement is made as of December 6, 1999, between
CataPULSE Inc., a Delaware corporation ("Pledgee"), and Michael T.
Devlin ("Pledgor").
Recitals
Pursuant to Pledgor's election to purchase shares of Pledgee's common stock ("Common Stock") under the Stand-Alone Stock Option
Agreement dated December 6, 1999 (the "Option"), between Pledgor and
Pledgee, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased 21,111,111 shares of Pledgee's Common Stock (the "Shares") at a price of $0.03 per share, for a total purchase price of $633,333.33.
The Note and the obligations thereunder are as set forth in Exhibit E to the Option.
NOW, THEREFORE, it is agreed as follows:
1. Creation and Description of Security Interest.  In consid-
eration of the transfer of the Shares to Pledgor under the Option
Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the
"Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Secu-
rity Agreement.
The pledged stock (together with an executed blank stock assign-
ment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this
Security Agreement.
2. Pledgor's Representations and Covenants.  To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:
(a) Payment of Indebtedness.  Pledgor will pay the prin-
cipal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.
(b) Encumbrances.  The Shares are free of all other
encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.
(c) Margin Regulations.  In the event that Pledgee's
Common Stock is now or later becomes margin-listed by the Federal
Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of
Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with
Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.
3. Voting Rights.  During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.
4. Stock Adjustments.  In the event that during the term of
the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the
Shares originally pledged hereunder.  In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.
5. Options and Rights.  In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security
Agreement in the same manner as the Shares pledged.
6. Default.  Pledgor shall be deemed to be in default of the
Note and of this Security Agreement in the event:
(a) Payment of principal or interest on the Note shall be
delinquent for a period of 10 days or more; or
(b) Pledgor fails to perform any of the covenants set
forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.
In the case of an event of Default, as set forth above,
Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.
7. Release of Collateral.  Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note.  The number of the pledged
Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.
8. Withdrawal or Substitution of Collateral.  Pledgor shall
not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of
Pledgee.
9. Term.  This pledge of Shares shall continue until the
payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.
10. Insolvency.  Pledgor agrees that if a bankruptcy or insol-
vency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.
11. Pledgeholder Liability.  In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.
12. Invalidity of Particular Provisions.  Pledgor and Pledgee
agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.
13. Successors or Assigns.  Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.
14. Governing Law.  This Security Agreement shall be
interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.

IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the day and year first above written.
PLEDGOR                        /s/ Paul D. Levy
                                Signature
                                Paul D. Levy
                                Print Name
                Address:

PLEDGEE                 CATAPULSE INC.,
                                a Delaware corporation
                               /s/ Michael T. Devlin
                                Michael T. Devlin

PLEDGEHOLDER                   /s/ Michael Charney
                                Assistant Secretary of
                                CataPULSE Inc.

EXHIBIT E
NOTE
$633,333.33                                          Cupertino, California

December 6, 1999
FOR VALUE RECEIVED, Michael T. Devlin promises to pay to
CataPULSE Inc., a Delaware corporation (the "Company"), or order, the principal sum of Six Hundred Thirty Three Thousand Three Hundred Thirty
Three Dollars and Thirty Three Cents ($633,333.33), together with interest on the unpaid principal hereof from the date hereof at the rate of  6.11 percent (6.11%) per annum, compounded
semiannually.
Principal and interest shall be due and payable on December 6,
2004.  Payment of principal and interest shall be made in lawful money of the United States of America.
The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.
This Note is subject to the terms of the Stand-Alone Stock Option
Agreement, dated as of December 6, 1999.  This Note is secured in part by a pledge of the Company's common stock under the terms of a Security
Agreement of even date herewith and is subject to all the provisions thereof.
The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.
In the event the undersigned shall cease to be an employee,
director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.
Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                Paul D. Levy